                       STATEMENT OF ADDITIONAL INFORMATION

                          FAIRPORT MIDWEST GROWTH FUND

                         FAIRPORT GROWTH AND INCOME FUND

                       FAIRPORT GOVERNMENT SECURITIES FUND



                                 Three Funds of
                                 FAIRPORT FUNDS

                               Investment Adviser:
                            ROULSTON & COMPANY, INC.



         This Statement of Additional Information is not a prospectus and relates to FAIRPORT MIDWEST GROWTH FUND (the "MIDWEST GROWTH FUND"), FAIRPORT GROWTH AND INCOME FUND (the "GROWTH AND INCOME FUND"), and FAIRPORT GOVERNMENT SECURITIES FUND (the "GOVERNMENT FUND"), three separate series of Fairport Funds (the "Trust"). The MIDWEST GROWTH FUND, GROWTH AND INCOME FUND, and GOVERNMENT FUND are sometimes referred to individually as a "Fund" and collectively as the "Funds".

         This Statement of Additional Information is intended to provide additional information regarding the activities and operations of the Funds and the Trust and should be read in conjunction with the Funds' Prospectus dated March 1, 1999. The Prospectus may be obtained without charge through the Funds' Distributor, Roulston Research Corp., 4000 Chester Avenue, Cleveland, Ohio 44103 (the "Distributor") by calling 1-800-332-6459.

         Each Fund's most recent Annual Report to Shareholders is a separate document that is incorporated by reference into this Statement of Additional Information. The Funds' Annual and Semi-Annual Reports to Shareholders are also available without charge by calling the Distributor at 1-800-332-6459.



                                  March 1, 1999

                                             TABLE OF CONTENTS
  THE TRUST..............................................................................................4

  INFORMATION ON PERMITTED INVESTMENTS AND RELATED RISK FACTORS..........................................4

   American Depository Receipts..........................................................................4

   Bankers' Acceptances..................................................................................4

   Certificates of Deposit...............................................................................5

   Commercial Paper......................................................................................5

   Convertible Securities................................................................................5

   Time Deposits.........................................................................................5

   U.S. Government Securities............................................................................5

   Temporary Defensive Positions.........................................................................6

   Variable Amount Master Demand Notes...................................................................7

   Variable and Floating Rate Securities.................................................................7

   Initial Public Offerings..............................................................................8

   Section 4(2) Securities...............................................................................8

   Repurchase Agreements.................................................................................8

   Foreign Investment....................................................................................9

   Options Trading.......................................................................................9

   Warrants.............................................................................................11

   When-Issued and Delayed-Delivery Securities..........................................................11

   Investment Company Shares............................................................................11

   Portfolio Turnover...................................................................................12

  INVESTMENT LIMITATIONS OF THE FUNDS...................................................................12

   Non-fundamental Restrictions.........................................................................13

  MANAGEMENT OF THE TRUST...............................................................................14

                                                  TABLE OF CONTENTS
   Trustees and Officers of the Trust...................................................................14

  PRINCIPAL HOLDERS OF SECURITIES.......................................................................16

  INVESTMENT ADVISORY AND OTHER SERVICES................................................................18

   The Investment Adviser...............................................................................18

   The Distributor......................................................................................19

   Distribution and Shareholder Service Plan............................................................19

   The Administrator....................................................................................20

   Transfer Agent and Fund Accountant...................................................................21

   The Custodian........................................................................................22

   Independent Auditors.................................................................................22

  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS......................................................23

   Portfolio Transactions...............................................................................23

   Brokerage Commissions................................................................................23

  NET ASSET VALUE.......................................................................................24

  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION........................................................25

   Systematic Withdrawal Plan...........................................................................26

  TAXES.................................................................................................26

  PERFORMANCE INFORMATION...............................................................................28

   Calculation of Total Return..........................................................................29

   Performance Comparisons..............................................................................29

  SHARES OF BENEFICIAL INTEREST.........................................................................30

   Description of Shares................................................................................30

   Voting Rights........................................................................................30

  FINANCIAL STATEMENTS..................................................................................31

                                    THE TRUST

         FAIRPORT FUNDS (the "Trust") is an open-end management investment company established under Ohio law as an Ohio business trust under a Declaration of Trust dated September 16, 1994. Each of the Trust's Funds is classified as diversified, meaning that, with respect to 75% of its total assets, it has not invested more than 5% of its assets in the securities of any single issuer (other than securities issued by the U.S. Government or its agencies or instrumentalities).

         On April 28, 1995, pursuant to an Agreement and Plan of Reorganization and Liquidation with The Advisors' Inner Circle Fund, a Massachusetts business trust ("Advisors"), the MIDWEST GROWTH FUND, the GROWTH AND INCOME FUND and the GOVERNMENT SECURITIES FUND of the Trust acquired all of the assets of each of the Roulston Midwest Growth Fund, the Roulston Growth and Income Fund, and the Roulston Government Securities Fund of Advisors (collectively, the "Acquired Funds"), respectively, in exchange for the assumption of such Acquired Fund's liabilities and a number of full and fractional shares of the corresponding Fund of the Trust having an aggregate net asset value equal to such Acquired Fund's net assets (the "Reorganization"). The performance and financial information included in this Statement of Additional Information relates to both the operations of the Acquired Funds prior to the Reorganization and to the Funds of the Trust since the Reorganization. For accounting and advertising information purposes, the Acquired Funds were considered to the survivors of the Reorganization."

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.

                      INFORMATION ON PERMITTED INVESTMENTS
                            AND RELATED RISK FACTORS

AMERICAN DEPOSITORY RECEIPTS ("ADRS)"

         ADRs are typically issued by a U.S. financial institution and are evidence ownership of underlying securities issued by a foreign issuer. Sponsored ADRs are a joint arrangement between the foreign issuer and the U.S. financial institution acting depository and tend to be more liquid than unsponsored ADRs. Also, generally more information is available about the underlying issuer to holders of sponsored ADRs than for unsponsored ADRs. The Growth and Income Fund may invest in sponsored or unsponsored ADRs.

BANKERS' ACCEPTANCES

         Negotiable bills of exchange or time drafts drawn on and accepted by a commercial bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchanges. Maturities are generally six months or less. All Funds are permitted to invest in bankers' acceptances.

CERTIFICATES OF DEPOSIT

         A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by U.S. commercial banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal. All Funds are permitted to invest in certificates of deposit.

COMMERCIAL PAPER

         The commercial paper is unsecured short-term promissory notes issued by corporations and other entities. Maturities on these notes typically vary from a few days to nine months. All funds may invest in commercial paper.

CONVERTIBLE SECURITIES

         Convertible securities are securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. The Midwest Growth and Growth and Income Funds may invest in convertible securities.

TIME DEPOSITS

         A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits in excess of seven days with a withdrawal penalty are considered to be illiquid securities; a Fund will not invest more than 15% of its net assets in illiquid securities, including such time deposits. All Funds are permitted to invest in time deposits.

U.S. GOVERNMENT SECURITIES

         The GOVERNMENT FUND invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Securities issued directly by the U.S. Government consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such securities that are transferable only through the Federal Reserve's book entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPs"). Agencies and instrumentalities of the U.S. Government include the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), and the Student Loan Marketing Association ("SLMA"). Obligations of agencies such as GNMA are backed by the full faith and credit of the U.S. Government. Others, such as the obligations of FNMA, are not backed by the full faith and credit of the U.S. Government but are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of SLMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as the Federal Farm Credit Banks, are supported only by the credit of the agency.

No assurance can be given that the U.S. Government would provide financial assistance to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         Some of these agency securities are considered to be "mortgage-related securities" because they represent ownership in a pool of federally insured mortgage loans with maturities of up to 30 years. However, due to scheduled and unscheduled principal payments, such securities have a shorter average maturity and, therefore, less principal volatility than a bond with a comparable maturity. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular pool of mortgages. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Such mortgage-related securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although mortgage-related securities may offer yields higher than those available from other types of U.S. Government securities, such securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a mortgage-related security likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-related security originally purchased at a premium to decline in price to its par value, which may result in a loss. The market value and interest yield of these securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

         STRIPS are sold as zero coupon securities; that is, the component parts of fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have a similar maturity but pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Funds intend to invest in STRIPs that are only traded through the U.S. Government-sponsored program.

         Roulston will purchase only those STRIPs that it determines are liquid or, if illiquid, do not violate that Fund's investment policy concerning investments in illiquid securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPs, Roulston will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights.

TEMPORARY DEFENSIVE POSITIONS

         When any of the Funds takes a temporary defensive position, it may invest up to 100% of its assets as cash or money market instruments, including bankers' acceptances, certificates of deposit, high quality commercial paper and short-term U.S. Government securities.

VARIABLE AMOUNT MASTER DEMAND NOTES

         Variable amount master demand notes, in which the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns), must be considered to be of comparable quality to the issuers of commercial paper that could be purchased for such Fund. Roulston will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand. In the event that the period of time remaining until the principal amount can be recovered under a variable master demand note exceeds seven days, a Fund will treat such note as illiquid for purposes of its limitations on investments in illiquid securities.

VARIABLE AND FLOATING RATE SECURITIES

         Each Fund may acquire variable and floating rate securities, subject to such Fund's investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. The Funds intend to invest in variable and floating rate securities whose market value upon reset of the interest rate will approximate par value because their interest rates will be tied to short-term rates. However, there is a risk that the current interest rate on such obligations may not accurately reflect existing market rates, and therefore that upon such interest rate reset, the instrument may decline in value.

         Such securities frequently are not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by a Fund must be determined by Roulston to be of comparable quality at the time of purchase to rated instruments eligible for purchase under that Fund's investment policies. In making such determinations, Roulston will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include governmental agencies, and financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate security in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that a Fund is not entitled to receive the principal amount of a note within seven days and there is no established market for such security, such a security will be treated as an illiquid security for purposes of calculation of the 15% limitation on such Fund's investment in illiquid securities.

INITIAL PUBLIC OFFERINGS

         The MIDWEST GROWTH and GROWTH AND INCOME FUNDS may each invest from time to time in the securities of selected new issuers, or initial public offerings (IPOs). If a Fund is to invest in securities of relatively new issuers, it will only invest in securities which Roulston believes present an acceptable amount of risk. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. In addition, the securities of such issuers may have limited marketability, which may affect or limit their liquidity and therefore the ability of a Fund to sell such securities at the time and price it deems advisable. Such securities may also be subject to more abrupt or erratic market movements over time than securities of more seasoned companies or the market as a whole.

SECTION 4(2) SECURITIES

         The MIDWEST GROWTH and the GROWTH AND INCOME FUNDS may each invest in restricted, or Section 4(2), securities. These securities are issued by corporations without registration under the 1933 Act in reliance on an exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under Federal securities laws, and generally are sold to institutional investors who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale may also generally be made in an exempt transaction. Section 4(2) securities are normally resold, if at all, to other institutional investors through or with the assistance of the issuer or investment dealers who facilitate the resale of such Section 4(2) securities, thus providing some liquidity.

         Pursuant to procedures adopted by the Board of Trustees of the Trust, Roulston may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. Rule 144A permits the Funds to purchase securities which have been privately placed and resell securities to certain qualified institutional buyers without restriction. For purposes of determining whether a Rule 144A security is readily saleable, and therefore liquid, Roulston must consider, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and marketplace trades of such security. However, investing in Rule 144A securities, even if such securities are initially determined to be liquid, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

REPURCHASE AGREEMENTS

         Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Reserve System and registered broker-dealers which Roulston deems creditworthy under guidelines approved by the Trust's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than 102% the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under Federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

FOREIGN INVESTMENT

         Investment in foreign securities, including ADRs, is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

         Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies.

         In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         A Fund will acquire such securities only when Roulston believes the risks associated with such investments are minimal.

OPTIONS TRADING

         Each of the Funds may purchase put and call options for various securities and securities indices that are traded on national securities exchanges, from time to time, as Roulston deems appropriate. Each of the Funds may also engage in writing (i.e., selling) call options from time to time as Roulston deems appropriate. A Fund will write only covered call options (options on securities owned by that Fund). A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Put and call options purchased by the Funds will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

         The MIDWEST GROWTH and GROWTH AND INCOME FUNDS may invest in options on stocks and stock indices, while the GOVERNMENT FUND may invest in options on fixed income securities and fixed income securities indices. OPTIONS WILL BE USED ONLY FOR HEDGING PURPOSES AND WILL NOT BE ENGAGED IN FOR SPECULATIVE PURPOSES. Currently, no Fund anticipates entering into options transactions to the extent that the aggregate value of portfolio securities subject to options or invested in options positions will exceed 5% of a Fund's net assets as of the time the Fund purchases or enters into such options.

         When a Fund writes a call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         In addition, when a Fund writes a covered call option and such option is exercised, that Fund will forego the appreciation, if any, on the underlying security in excess of the exercise price. In order to close out a call option it has written, a Fund will enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which that Fund previously wrote on any particular securities. When a portfolio security subject to a call option is sold, the Fund which wrote the call will effect a closing purchase transaction to close out any existing call option on that security. There is no assurance of liquidity in the secondary market for purposes of closing out options positions. If that Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or such Fund delivers the underlying security upon exercise.

         Although a Fund will engage in option transactions only as hedging transactions and not for speculative purposes, there are risks associated with such investment including the following: (i) the success of a hedging strategy may depend on the ability of Roulston to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates;
(ii) there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

         The Funds may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

WARRANTS

         These instruments give holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. The MIDWEST GROWTH and GROWTH AND INCOME FUNDS are permitted to invest in warrants.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

         Each Fund may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). These transactions involve the purchase of securities subject to settlement and delivery beyond the normal settlement date. The price and yield on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. These securities are therefore subject to market rise due to changes in interest rates, and/or market prices, and, although the purchase of securities on a when-issued basis is not considered leveraging, it has the effect of leveraging a Fund's assets.

         When a Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, the Funds' custodian will set aside in a separate account cash or liquid securities equal to the amount of the Funds' commitment. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of Roulston to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitments to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its assets.

         The purchase of securities on a when-issued or delayed-delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the seller fails to complete the transaction and the Fund, as a result, misses a price or yield considered to be advantageous. A Fund will engage in "when-issued" or "delayed-delivery" transactions only for the purpose of acquiring portfolio securities consistent with such Fund's investment objectives and policies and not for investment leverage.

INVESTMENT COMPANY SHARES

         Each Fund may invest up to 10% of the value of its total assets in securities of other investment companies, including shares of money market mutual funds. Each Fund intends to invest in the securities of other investment companies to the extent that Roulston believes that such investment will assist that Fund in meeting its investment objective, and in money market mutual funds for purposes of short-term cash management. Since such funds pay management fees and other expenses, shareholders of a Fund would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit a Fund from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the acquired investment company; more than 5% of the Fund's total assets are invested in securities issued by any one investment company; or more than 10% of the total assets of the Fund in the aggregate are invested in securities of investment companies as a group.

PORTFOLIO TURNOVER

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of that Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

         The portfolio turnover rates for the fiscal years ended October 31, 1998 and 1997 for the MIDWEST GROWTH FUND were 52.23% and 41.16% respectively; for the GROWTH AND INCOME FUND were 40.43% and 42.45%, respectively; and for the GOVERNMENT FUND were 89.89% and 21.01% respectively. There was an increase in turnover for the Government Fund due to expected market conditions. Maturities were extended to take advantage of the expected decline in interest rates. The portfolio turnover rate for a Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. Portfolio turnover will not be a limiting factor in making investment decisions.

                      INVESTMENT LIMITATIONS OF THE FUNDS

         The investment objective or objectives of each Fund and the investment limitations described immediately below are fundamental policies of that Fund. Fundamental objectives and policies cannot be changed with respect to a Fund without the "vote of a majority of the outstanding shares" of that Fund as that term is defined below under "SHARES OF BENEFICIAL INTEREST -- Voting Rights."

No Fund may:

1. Purchase securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the value of the total assets of the Fund would be invested in the securities of such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of a Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts not exceeding 10% of the value of its total assets and except as permitted by rule, regulation or order of the Securities and Exchange Commission. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

4. Make loans, except that the Fund may purchase or hold debt instruments and make time deposits with financial institutions in accordance with its investment objectives and policies, and the Fund may enter into repurchase agreements and engage in securities lending, as described in the Prospectus and this Statement of Additional Information;

5. Purchase or sell real estate (although investment in marketable securities of issuers which can invest in real estate or engage in such activities, securities backed or secured by interests in real estate, institutions that issue mortgages, or real estate investment trusts which deal in real estate or interests therein are not prohibited by this restriction);

6. Purchase securities on margin, except that a Fund may obtain short-term credit as necessary for the clearance of securities transactions and except as may be necessary to make margin payments in connection with derivative securities transactions;

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under Federal securities laws in selling a portfolio security; and

8. Purchase or sell commodities or commodities contracts (including future contracts), except to the extent disclosed in the current Prospectus of the Fund.

NON-FUNDAMENTAL RESTRICTIONS

         The following additional investment restrictions of the Funds are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. A Fund may not:

1. Purchase or otherwise acquire any securities, if as a result, more than 15% of that Fund's net assets would be invested in securities that are illiquid;

2.       Engage in any short sales;

3. Pledge, mortgage or hypothecate assets in excess of one third of the Fund's total assets;

4. Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act and the rules and regulations thereunder or pursuant to any exemptions therefrom;

         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities, including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, such Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

         None of the Funds currently intends to enter into reverse repurchase agreements during the current fiscal year.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS OF THE TRUST

         Overall responsibility for the management of the Trust and the Funds is vested in the Board of Trustees of the Trust, who will manage the Trust in accordance with the laws of Ohio governing business trusts. Unless so required by the Trust's Declaration of Trust or By-Laws or by Ohio law, at any given time all of the Trustees may not have been elected by the shareholders of the Trust. Trustees may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Trust and Ohio law. The Board of Trustees elects officers and contracts with and provides for the compensation of agents, consultants and other professionals to assist and advise it in the day-to-day operations of the Trust and the Funds.

         The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee who is an "interested person" of the Trust, as that term is defined in the 1940 Act, is indicated by an asterisk. Certain officers of the Trust also serve as Directors and/or officers of Roulston or the Distributor.

---------------------------------------- ------------------------------------ ----------------------------------------
            NAME, BUSINESS                        POSITIONS(S) HELD                   PRINCIPAL OCCUPATION(S)
            ADDRESS AND AGE                        WITH THE TRUST                     DURING PAST FIVE YEARS
---------------------------------------- ------------------------------------ ----------------------------------------
*Scott D. Roulston                       Trustee and President                President and Director of Roulston &
4000 Chester Avenue                                                           Company, Inc. and Roulston Research
Cleveland, Ohio  44103                                                        Corp. since 1990.

Age: 41
---------------------------------------- ------------------------------------ ----------------------------------------
Thomas V. Chema                          Trustee                              Partner, Arter & Hadden (law firm)
1100 Huntington Building                                                      since April, 1989; since June, 1995,
Cleveland, Ohio  44115                                                        President, Gateway Consultants Group,
                                                                              Inc. (sports and related public
Age: 52                                                                       facilities consulting); from June,
                                                                              1990, to June, 1995, Executive
                                                                              Director of Gateway Economic
                                                                              Development Corp. of Greater Cleveland
                                                                              (sports and related facilities public
                                                                              development company).
---------------------------------------- ------------------------------------ ----------------------------------------
David B.  Gale                           Trustee                              Executive Director of North American
1700 East 13th Street                                                         Association of State and Provincial
Suite 4PE                                                                     Lotteries (non-profit association of
Cleveland, Ohio  44114                                                        sanctioned lotteries) since March,
Age: 46                                                                       1995; President of DBG Consulting,
                                                                              Inc. (management consulting firm)
                                                                              since December, 1994; from August,
                                                                              1993 to November 1994, Vice President
                                                                              and General Manager of Media Drop-In
                                                                              Productions, Inc.
                                                                              (marketing/promotions firm).
---------------------------------------- ------------------------------------ ----------------------------------------

---------------------------------------- ------------------------------------ ----------------------------------------
            NAME, BUSINESS                        POSITIONS(S) HELD                   PRINCIPAL OCCUPATION(S)
            ADDRESS AND AGE                        WITH THE TRUST                     DURING PAST FIVE YEARS
---------------------------------------- ------------------------------------ ----------------------------------------
Charles A. Kiraly                        Secretary and Assistant Treasurer    Since May, 1997, Manager of Mutual
4000 Chester Avenue                                                           Fund Administration and an employee of
Cleveland, Ohio 44103                                                         Roulston & Company, Inc. since April,
                                                                              1996; prior thereto, Senior Dealer
                                                                              Services Representative at BISYS Fund
Age 29                                                                        Services, Ohio, Inc. (mutual fund
                                                                              services company); employee at BISYS
                                                                              Fund Services, Ohio, Inc. since May,
                                                                              1993.
---------------------------------------- ------------------------------------ ----------------------------------------
Kevin M.  Crotty                         Treasurer                            Since June, 1997, Director of Finance
4000 Chester Avenue                                                           of Roulston & Company, Inc. and an
Cleveland, Ohio 44103                                                         employee of Roulston & Company, Inc.
                                                                              since November, 1996; from October,
                                                                              1993 to October, 1996, Accounting
                                                                              Manager of Philanthropic and Tax
Age: 37                                                                       Planning Department of Premier
                                                                              Industrial Corporation (electronic
                                                                              component distributor).
---------------------------------------- ------------------------------------ ----------------------------------------


         The Trust pays the fees for unaffiliated Trustees (currently $1,000 per Board meeting attended and $4,000 per year retainer). The officers and affiliated Trustees of the Trust receive no compensation for such services, but those officers who are employees of Roulston receive compensation from Roulston.

         The following table sets forth information regarding the total compensation paid by the Trust to its Trustees for their services as Trustees during the fiscal year ended October 31, 1998. The Trust has no pension or retirement plans.

         COMPENSATION TABLE:

---------------------------------------- ------------------------------------- -------------------------------------
                                                      AGGREGATE                         TOTAL COMPENSATION
           NAME AND POSITION                         COMPENSATION                       FROM THE TRUST AND
            WITH THE TRUST                          FROM THE TRUST                      THE FUND COMPLEX *
---------------------------------------- ------------------------------------- -------------------------------------
Scott D. Roulston,
Chairman
                                                         $ 0                                   $ 0
---------------------------------------- ------------------------------------- -------------------------------------
Thomas V. Chema,
Trustee                                                 $8,000                                $8,000
---------------------------------------- ------------------------------------- -------------------------------------
David B. Gale
Trustee                                                 $8,000                                $8,000
---------------------------------------- ------------------------------------- -------------------------------------
David H. Gunning,**
Trustee                                                 $4,000                                $4,000
---------------------------------------- ------------------------------------- -------------------------------------
Ivan J. Winfield,**
Trustee                                                 $4,000                                $4,000
---------------------------------------- ------------------------------------- -------------------------------------


* For purposes of this Table, Fund Complex means one or more mutual funds, including the Funds, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related. The Funds are currently the only members of their Fund Complex.

** Effective July 21, 1998, Messrs. Gunning and Winfield resigned from the Board of Trustees.

         Mr. Roulston owned approximately 1.5% of the Midwest Growth Fund, 1.6% of the Growth and Income Fund and 1.2% of the Government Fund. As of the date hereof, all Trustees and Officers of the Trust, as a group, except for Mr. Roulston, owned fewer than one percent of the shares of each of the Funds.

                         PRINCIPAL HOLDERS OF SECURITIES

         Listed below are the names and addresses of those shareholders and accounts who, as of December 1, 1998, owned of record or beneficially 5% or more of the shares of a Fund.

         Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval.

FAIRPORT MIDWEST GROWTH FUND:
-----------------------------

         Shareholder(s)                              Percentage Owned
         --------------                              ----------------

Charles Schwab & Co., Inc.                               11.55%
Special Custody Account                                (of record)
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

FAIRPORT GROWTH AND INCOME FUND:
--------------------------------

         Shareholder(s)                              Percentage Owned
         --------------                              ----------------

National City Bank Northeast                               19.67%
Trustee, Alphabet Inc. Profit Sharing                  (beneficially)
ATTN: Mutual Funds
P.O. Box 94984
Cleveland, OH  44101

Charles Schwab & Co., Inc.                                 16.24%
Special Custody A/C for BNFT CUST                       (of record)
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

National City Bank Northeast                               12.22%
Trustee, Alphabet Inc. Money Purchase                  (beneficially)
ATTN: Mutual Funds
P.O. Box 94984
Cleveland, OH  44101

FAIRPORT GOVERNMENT SECURITIES FUND:
------------------------------------

         Shareholder(s)                              Percentage Owned
         --------------                              ----------------

Charles Schwab & Co., Inc.                                 41.28%
Special Custody A/C for BNFT CUST                       (of record)
101 Montgomery Street
San Francisco, CA  94104

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

         Roulston is controlled directly and indirectly by Thomas H. Roulston and members of his immediate family. Thomas Roulston is the Chairman of Roulston and is a portfolio manager of the Government Securities Fund. Scott D. Roulston, Trustee and President of the Trust, is President and a Director of Roulston. Roulston Research Corp., the distributor of the Funds of the Trust, is a wholly-owned subsidiary of Roulston.

         For the fiscal year ended October 31, 1998, Roulston earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to the Funds.

-------------------------------------------------- ----------------- ---------------- --------------------
                                                        GROSS           ADVISORY             NET
                                                       ADVISORY            FEES            ADVISORY
                      FUND                           FEES EARNED          WAIVED         FEES RECEIVED
-------------------------------------------------- ----------------- ---------------- --------------------
MIDWEST GROWTH FUND                                    $581,223          $34,063           $547,160
-------------------------------------------------- ----------------- ---------------- --------------------
GROWTH AND INCOME FUND                                 $260,482          $16,411           $244,071
-------------------------------------------------- ----------------- ---------------- --------------------
GOVERNMENT SECURITIES FUND                              $11,854          $11,854                 $0
-------------------------------------------------- ----------------- ---------------- --------------------
                     TOTALS                            $853,559          $62,328           $791,231
-------------------------------------------------- ----------------- ---------------- --------------------


         For the fiscal year ended October 31, 1997, Roulston earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to the Funds.



-------------------------------------------------- ----------------- ------------------ --------------------
                                                        GROSS           ADVISORY               NET
                                                       ADVISORY            FEES              ADVISORY
                      FUND                           FEES EARNED          WAIVED           FEES RECEIVED
-------------------------------------------------- ----------------- ------------------ --------------------
MIDWEST GROWTH FUND                                   $513,898           $136,636             $377,262
-------------------------------------------------- ----------------- ------------------ --------------------
GROWTH AND INCOME FUND                                $204,420            $72,293             $132,127
-------------------------------------------------- ----------------- ------------------ --------------------
GOVERNMENT SECURITIES FUND                             $11,697            $11,697                   $0
-------------------------------------------------- ----------------- ------------------ --------------------
                     TOTALS                           $730,015           $220,626             $509,389
-------------------------------------------------- ----------------- ------------------ --------------------


         For the fiscal year ended October 31, 1996, Roulston earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to the Funds.

----------------------------------------------- -------------------- ------------------ --------------------
                                                        GROSS            ADVISORY               NET
                                                       ADVISORY            FEES              ADVISORY
                      FUND                           FEES EARNED          WAIVED           FEES RECEIVED
----------------------------------------------- -------------------- ------------------ --------------------
MIDWEST GROWTH FUND                                   $417,458           $169,950            $247,508
----------------------------------------------- -------------------- ------------------ --------------------

---------------------------------------------------- ------------------- ---------------- -------------------
                                                            GROSS           ADVISORY               NET
                                                          ADVISORY            FEES              ADVISORY
                      FUND                               FEES EARNED          WAIVED           FEES RECEIVED
---------------------------------------------------- ------------------- ---------------- -------------------
GROWTH AND INCOME FUND                                     $184,723          $81,095              $103,628
---------------------------------------------------- ------------------- ---------------- -------------------
GOVERNMENT SECURITIES FUND                                  $18,674          $18,674                    $0
---------------------------------------------------- ------------------- ---------------- -------------------
                     TOTALS                                $620,855         $269,719              $351,136
---------------------------------------------------- ------------------- ---------------- -------------------




Roulston voluntarily has agreed to waive its fees and reimburse fund expenses to the extent necessary to keep total fund operating expenses from exceeding 1.35% for the Midwest Growth Fund, 1.50% for the Growth and Income Fund, and 0.90% for the Government Securities Fund. Waivers and reimbursements will continue until further notice to shareholders.

THE DISTRIBUTOR

         Roulston Research Corp., 4000 Chester Avenue, Cleveland, OH 44103 (the "Distributor") is a wholly owned subsidiary of Roulston, and the distributor for the Funds of the Trust. Pursuant to a Distribution Agreement, the Distributor acts as agent for the Funds in the distribution of their shares on a continuous basis and, in such capacity, solicits orders for the sale of shares, advertises and pays the costs and expenses associated with such advertising. The Distributor receives no compensation for distribution of shares of the Funds under the Distribution Agreement, but receives payments under the Trust's Distribution and Shareholder Service Plan described below. There are no sales charges imposed by the Distributor upon the purchase or redemption of shares of the Funds.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

         The Trust has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each Fund is authorized to pay compensate the Distributor for payments it makes to broker-dealers, banks and other institutions (collectively, "Participating Organizations") for providing distribution or shareholder service assistance, or for distribution assistance and/or shareholder service provided by the Distributor. Payments to such Participating Organizations may be made pursuant to agreements entered into with the Distributor. The Plan authorizes each Fund to make payments to the Distributor in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of that Fund.

         As authorized by the Plan, the Distributor has agreed to provide certain distribution and shareholder services in connection with shares purchased and held by the Distributor for the accounts of its customers and shares purchased and held by customers of the Distributor directly, including, but not limited to, answering shareholder questions concerning the Funds, marketing of the Funds, providing information to shareholders on their investments in the Funds and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. Fees paid are borne solely by the applicable Fund. Such fees may exceed the actual costs incurred by the Distributor in providing such services.

         As required by Rule 12b-1, the Plan was approved by the initial sole shareholder of each Fund and by the Board of Trustees, including a majority of the Trustees who are not interested persons of that Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by a vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan with respect to a Fund may be terminated at any time upon 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of such Fund.

         The Plan continues in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.

         The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and retention of Fund assets. As a Fund grows in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

         For the fiscal year ended October 31, 1998, such fees totaled $289,915, all of which were paid to the Distributor for the services described above. The amounts incurred with respect to each Fund during such period are set forth below:

----------------------------------------------- -----------------------
                                                       AMOUNTS
                                                       INCURRED
                                                       PURSUANT
                     FUND                           TO 12B-1 PLAN
----------------------------------------------- -----------------------
MIDWEST GROWTH FUND                                    $192,062
----------------------------------------------- -----------------------
GROWTH AND INCOME FUND                                  $86,093
----------------------------------------------- -----------------------
GOVERNMENT SECURITIES FUND                              $11,760
----------------------------------------------- -----------------------
TOTAL                                                  $289,915
----------------------------------------------- -----------------------


         In addition, the Distributor has entered into Rule 12b-1 Agreements with selected dealers pursuant to which such dealers agree to provide certain shareholder services and distribution assistance including, but not limited to, those discussed above.

THE ADMINISTRATOR

         First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, 4400 Computer Drive, Westborough, MA 01581, serves as Administrator for the Funds and the Trust. The Administrator assists in supervising all operations of each Fund (other than those performed by Roulston, by UMB Bank, n.a. as the Custodian, and by the Administrator under the Accounting Services

Agreement, the Transfer Agent Services Agreement and the Custody Administration and Agency Agreement).

         Under an Administration Agreement, the Administrator has agreed to furnish statistical and research data, clerical, and certain bookkeeping services; prepare the periodic reports to the Securities and Exchange Commission (the "Commission") on Form N-SAR or any replacement forms therefor; prepare compliance filings pursuant to state securities laws with the advice of the Trust's counsel; assist to the extent requested by the Trust with the Trust's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Funds' operations other than those performed by Roulston, by UMB Bank, n.a. as Custodian and by the Administrator under the Accounting Services Agreement, the Transfer Agent Services Agreement and the Custody Administration and Agency Agreement.

         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement equal to a fee, calculated daily and paid monthly, at the annual rate, subject to a minimum annual fee of $55,000 for the first series and $12,000 for each additional domestic series, calculated as follows:

         .15% On the First $50 Million of Total Average Net Assets; .10% On the Next $50 Million of Total Average Net Assets; and .05% Of Total Average Net Assets in Excess of $100 Million of Average Net Assets.

         The Administrator also receives certain out-of-pocket expenses.

         For the fiscal years indicated below, Investor Services Group earned the following amounts with respect to administrative services provided to the
Funds:

----------------------------------- ------------------------- -------------------------- --------------------------
                                            11/01/97                  11/01/96                   11/01/95
                                               TO                        TO                         TO
                  FUND                      10/31/98                  10/31/97                   10/31/96
----------------------------------- ------------------------- -------------------------- --------------------------
MIDWEST GROWTH FUND                         $91,176                    $85,926                    $75,644
----------------------------------- ------------------------- -------------------------- --------------------------
GROWTH AND INCOME FUND                      $40,204                    $34,406                    $33,436
----------------------------------- ------------------------- -------------------------- --------------------------
GOVERNMENT SECURITIES FUND                   $5,257                     $6,056                    $10,062
----------------------------------- ------------------------- -------------------------- --------------------------
                 TOTAL                     $136,637                  $126,388                    $119,142
----------------------------------- ------------------------- -------------------------- --------------------------


TRANSFER AGENT AND FUND ACCOUNTANT

         First Data Investor Services Group, Inc. also serves as the transfer and dividend disbursing agent for each Fund and provides certain fund accounting services to each of the Funds.

         Such fund accounting services include maintaining the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintaining a monthly trial balance of all ledger accounts; performing certain accounting services for each Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with such Fund's custodian, affirmation to that Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with that Fund's custodian of all daily trade activity; providing certain reports; obtaining dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and preparing an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund. In consideration for such services, each Fund has agreed to pay First Data Investor Services, Group, Inc. a fee, computed daily and paid periodically, at an annual rate calculated as follows:

         $24,000 Minimum to $20 Million of Average Net Assets; .04% On the next $30 Million of Average Net Assets; .03% On the Next $50 Million of Average Net Assets; .01% Over $100 Million of Average Net Assets.

         For the fiscal years indicated below, Investor Services Group earned the following amounts with respect to administrative services provided to the
Funds:



----------------------------------------- ------------------------- -------------------------- --------------------------
                                                  11/01/97                  11/01/96                   11/01/95
                                                     TO                        TO                         TO
                  FUND                            10/31/98                  10/31/97                   10/31/96
----------------------------------------- ------------------------- -------------------------- --------------------------
MIDWEST GROWTH FUND                                $44,080                    $42,495                    $39,023
----------------------------------------- ------------------------- -------------------------- --------------------------
GROWTH AND INCOME FUND                             $29,944                    $27,573                    $26,857
----------------------------------------- ------------------------- -------------------------- --------------------------
GOVERNMENT SECURITIES FUND                         $24,353                    $25,315                    $25,267
----------------------------------------- ------------------------- -------------------------- --------------------------
                 TOTAL                             $98,377                    $95,383                    $91,147
----------------------------------------- ------------------------- -------------------------- --------------------------


THE CUSTODIAN

         UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64141, serves as the Funds' Custodian pursuant to a Custody Agreement. In such capacity, the Custodian holds or arranges for the holding of all portfolio securities and other assets of the Funds.

INDEPENDENT AUDITORS

         McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, OH 44145, serves as independent auditors for the Funds. The audited financial statements and notes thereto for each Fund, contained in the Annual Report to Shareholders dated October 31, 1998, are incorporated by reference into this Statement of Additional Information and have been audited by McCurdy & Associates CPA's,

Inc., whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. Such financial statements and notes thereto have been incorporated herein in reliance on the report of McCurdy & Associates CPA's, Inc., independent auditors, given on the authority of said firm as experts in auditing and accounting.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

PORTFOLIO TRANSACTIONS

         Roulston is authorized to select brokers and dealers to effect securities transactions for the Funds. Roulston will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While Roulston generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Roulston seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

BROKERAGE COMMISSIONS

         Roulston may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to Roulston. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by Roulston will be in addition to and not in lieu of the services required to be performed by Roulston under the Advisory Agreement. If, in the judgment of Roulston, a Fund or other accounts managed by Roulston will be benefited by supplemental research services, Roulston is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of Roulston will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that Roulston will find all of such services of value in advising the Funds.

         Roulston has an arrangement with Thompson Institutional Services, Inc. ("Thompson") whereby Roulston receives specific research products known as First Call, ALERT, Research Direct, Baseline, HOLT, STOCK VAL, and Muller Data in exchange for placing trades on behalf of privately managed accounts and the Funds. During the period November 1, 1997 through October 31, 1998, the following transactions were placed with Merrill Lynch/Dayton (MLDAYTON), the executing broker-dealer for Thompson during such period. The Growth & Income Fund placed 52 trades for shares totaling 390,500 with a commission rate of $0.06 per share for a total commission of $24,460 with MLDAYTON. The Fairport Midwest Growth Fund placed 40 trades for shares totaling 621,300 with a commission rate of $0.06 per share for a total commission of $37,278 with MLDAYTON.

         Under the provisions of the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the Commission thereunder, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if written procedures approved by the Trust's Board of Trustees are in effect expressly permitting the Distributor to receive and retain such compensation. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and have reviewed these procedures periodically. The rules of the Commission and such procedures require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. "Usual and customary" commissions are defined to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

         Since the Funds' inception, the Distributor had so effected portfolio transactions for the Funds; however, the Distributor has not done so since February, 1996 and does not expect to do so in the future. In addition, a Fund may direct commission business to one or more designated broker/dealers, in connection with such broker/dealer's payment of certain of a Fund's or the Trust's expenses.

         For the fiscal years ended October 31, 1998, 1997, and 1996, the total brokerage commissions attributable to each Fund are set forth below.

      ------------------------------------------ ------------------ ------------------ ----------------
                                                      11/01/97           11/01/96           11/01/95
                                                         TO                 TO                 TO
                        FUND                          10/31/98           10/31/97           10/31/96
      ------------------------------------------ ------------------ ------------------ ----------------
      MIDWEST GROWTH FUND                             $150,490           $74,304            $122,870
      ------------------------------------------ ------------------ ------------------ ----------------
      GROWTH AND INCOME FUND                           $47,652           $33,625             $33,208
      ------------------------------------------ ------------------ ------------------ ----------------
      GOVERNMENT SECURITIES FUND                            $0                $0                  $0
      ------------------------------------------ ------------------ ------------------ ----------------
                       TOTALS                         $198,142          $107,929           $156,078*
      ------------------------------------------ ------------------ ------------------ ----------------


* Of this amount, $42,316 was paid to the Distributor, which represents 27% of the total commissions paid by the Trust to all brokers through whom trades were placed during the period. In addition, 19% of the Trust's aggregate dollar amount of transactions were effected through the Distributor.

                                 NET ASSET VALUE

         As indicated in the Prospectus, the net asset value of each Fund is determined and the shares of each Fund are priced as of the earlier of 4:00 p.m., Eastern Time, or the close of regular trading on the New York Stock Exchange (the "Exchange"), on each Business Day. A "Business Day" is any day the Exchange is open for regular business. Currently the Exchange is closed in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

         Valuations of securities purchased by the Funds are supplied by independent pricing services used by Investor Services Group, as administrator, which have been approved by the Trustees of the Trust. Equity securities which are listed or admitted to trading on a national securities exchange or other market trading system which reports actual transaction prices on a contemporaneous basis will be valued at the last sales price on the exchange on which the security is principally traded. Equity securities for which there is no sale on that day and equity securities traded only in the over-the-counter market will be valued at their closing bid prices obtained from one or more dealers making markets for such securities or, if market quotations are not readily available, at their fair value as determined in good faith by the Board of Trustees.

         Valuations of fixed and variable income securities ("debt securities") are based upon a consideration of yields or prices of obligations of comparable quality, coupon, maturity and type, indications at to value from recognized dealers, and general market conditions. The pricing services may use electronic data processing techniques and/or a computerized matrix system to determine valuations. Debt securities for which market quotations are readily available are valued based upon those quotations.

         The procedures used by the pricing service are reviewed by the officers of the Trust under the general supervision of the Trustees. The Trustees may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the debt security. In such instances the debt security will be valued at fair value as determined in good faith by or under the direction of the Trustees.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Funds' shares may be purchased at the public offering price, which is the net asset value next computed, and are sold on a continuous basis through the Distributor, principal underwriter of the Funds' shares, at its address and number set forth under the heading "The Distributor", and through other broker-dealers who are members of the National Association of Securities Dealers, Inc. and have sales agreements with the Distributor.

         The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designated other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order and that orders will be priced at the Fund's Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized designee.

         The Funds reserve the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Funds may limit the amount of redemption proceeds paid in cash. The Funds may, under normal circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. A shareholder may incur brokerage costs if the securities received were sold.

         The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Trust to determine the fair value of its net assets.

SYSTEMATIC WITHDRAWAL PLAN

         Each Fund offers a Systematic Withdrawal Plan ("SWP") if you wish to receive regular distributions from your account in that Fund. However, before you can utilize the SWP, your account in the Fund must have a current value of $10,000 or more, your dividend and distributions must be automatically reinvested and your requested distribution must be $100 or more made on a monthly, quarterly, semi-annual or annual basis.

         Your automatic payments under the SWP will either be made by check mailed to your address as shown on the books of the Transfer Agent or via ACH to your bank account designated on your Account Application form. An application form for the SWP may be obtained by calling the Distributor or Transfer Agent at 1-800-332-6459 (1-800-3-FAMILY). You may change or cancel the SWP at any time, upon written notice to the Transfer Agent at least five days prior to SWP withdrawal date for which you want such change or cancellation.

         Please note that if your redemptions from a Fund exceed your dividends from that Fund, your invested principal in the account may decrease. Thus depending on the frequency and amounts of the withdrawals and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely using the SWP.

                                      TAXES

         Each Fund intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, a Fund must, among other things: derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and diversify its investments within certain prescribed limits. In addition, to utilize the tax provisions specially applicable to regulated investment companies, a Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, a Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. If any Fund fails to qualify as a regulated investment company under the Code, the Fund would be required to pay federal income taxes like a corporation.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, such Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that each Fund will distribute annually to shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for Federal income tax purposes, even if paid in additional shares of the Fund and not in cash.

         Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss, if any, is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

         Long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket). Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward to future years. The holding period for long-term capital gains is more than one year.

         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's Federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by that Fund for its taxable year that qualifies for the dividends received deduction.

         Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of any one Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its shareholders their pro-rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by such Fund.

         Each Fund may be required by Federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions paid to any shareholder, and the proceeds of redemption or the values of any exchanges of shares of a Fund, if such shareholder (1) fails to furnish the Trust with a correct tax identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security Number.

         Information set forth in the Prospectus and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of a Fund. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

                             PERFORMANCE INFORMATION

         From time to time, each Fund may advertise its yield and total return. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. No representation can be made regarding future yields or returns.

         The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The "total return" or "average annual total return" of a Fund reflects the change in the value of an investment in a Fund over a stated period of time. Total returns and average annual returns measure both the net investment income from and any realized or unrealized appreciation or depreciation of a Fund's holdings for a stated period and assume that the entire investment is redeemed at the end of each period and the reinvestment of all dividends and capital gain distributions.

         The yield of a Fund will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by a share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of a Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's shares and to the relative risks associated with the investment objective and policies of such Fund.

         For the 30-day period ended October 31, 1998, the yields for FAIRPORT MIDWEST GROWTH FUND, FAIRPORT GROWTH AND INCOME FUND and FAIRPORT GOVERNMENT SECURITIES FUND were .30%, 0.0%, and 3.96%, respectively.

CALCULATION OF TOTAL RETURN

         Each quotation of average annual total return will be computed by finding the average annual compounded rate of return over that period which would equate the value of an initial amount of $1,000 invested in a Fund equal to the ending redeemable value, according to the following formula:

                                 P(T + 1)n = ERV

         Where: P = a hypothetical initial payment of $1,000, T = average annual total return, n = number of years, and ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the period at the end of the period for which average annual total return is being calculated assuming a complete redemption. The calculation of average annual total return assumes the deduction of the maximum sales charge, if any, from the initial investment of $1,000, assumes the reinvestment of all dividends and distributions at the price stated in the then effective Prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts assuming such Fund's average account size.

         For the following periods ended October 31, 1998, the average annual total returns for the Funds were as follows:

------------------------------------------------- ----------------- ---------------- ---------------
                                                                                         SINCE
                      FUND                             1 YEAR           5 YEAR         INCEPTION*
------------------------------------------------- ----------------- ---------------- ---------------
MIDWEST GROWTH FUND                                    -7.73%           12.98%           14.32%
------------------------------------------------- ----------------- ---------------- ---------------
GROWTH AND INCOME FUND                                 -1.20%           14.32%           14.20%
------------------------------------------------- ----------------- ---------------- ---------------
GOVERNMENT SECURITIES FUND                             10.61%            5.62%           5.85%
------------------------------------------------- ----------------- ---------------- ---------------

----------
*  Each of the Funds commenced on July 1, 1993.

         At any time in the future, yields and total return may be higher or lower than past yields and total return and there can be no assurance that any historical results will continue. Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields and total return will vary.

PERFORMANCE COMPARISONS

         The performance of a Fund may periodically be compared with that of other mutual funds or broad groups of comparable mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) and financial and business publications and periodicals. In addition, a Fund's performance may be compared with unmanaged indices of various investments for which reliable performance data is available. These may assume investment of dividends but generally do not reflect deductions for administrative and management costs. The performance of a Fund may also be compared in various publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, or Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the United States. A Fund may use the long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets.

         A Fund may also quote financial and business publications and periodicals, such as SMART MONEY, as they relate to Trust management, investment philosophy, and investment techniques A Fund may also quote from time to time various measures of volatility and benchmark correlations in advertising and may compare these measures with those of other mutual funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                          SHARES OF BENEFICIAL INTEREST

DESCRIPTION OF SHARES

         The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Trust presently has three series of shares, which represent interests in the Funds. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, a Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Fund, of any general assets not belonging to any particular Fund which are available for distribution. As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by a Fund upon the issuance or sale of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general asset of the Trust not readily identified as belonging to a particular Fund that is allocated to the Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Funds are conclusive.

VOTING RIGHTS

         Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate with other shareholders of the Trust and not by Fund except as otherwise expressly required by law. However, shareholders of a Fund will vote as a portfolio, and not in the aggregate with other shareholders of the Trust, for purposes of approval of amendments to that Fund's investment advisory agreement or any of that Fund's fundamental policies.

         The Trust does not expect to have an annual or special meeting of shareholders except, under certain circumstances, when the Declaration of Trust, the 1940 Act or other authority requires such a meeting, such as the election or removal of Trustees or certain amendments to the Declaration of Trust or the investment advisory agreement.

         The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request thereof from shareholders holding not less than 10% of the outstanding votes of the Trust and that the Trust will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

         A "vote of a majority of the outstanding shares" of a Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of that Fund.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a series will be required in connection with a matter, a series will be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical, or that the matter does not affect any interest of the series. Under Rule 18f-2, the approval of any amendment to the Advisory Agreement or any change in investment policy submitted to shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

                              FINANCIAL STATEMENTS

         The audited financial statements and notes thereto for each Fund, contained in the Annual Report to Shareholders dated October 31, 1998, are incorporated by reference into this Statement of Additional Information and have been audited by McCurdy & Associates CPA's, Inc., whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein.

                                  APPENDIX "A"

                       DESCRIPTIONS OF SECURITIES RATINGS

                                                                  APPENDIX "A"

                              RATINGS OF SECURITIES

                            COMMERCIAL PAPER RATINGS

STANDARD & POOR'S CORPORATION:

Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

MOODY'S INVESTORS SERVICE, INC.:

The rating "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

This will normally be evidenced by many of the characteristics of "Prime-1" rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions.

Ample alternative liquidity is maintained.

FITCH IBCA:

Commercial paper rated "F-1" by Fitch IBCA ("Fitch") is regarded as having the strongest degree of assurance for timely payments. Commercial paper rated "F-2" by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, i.e., "F-1." The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

                             CORPORATE DEBT RATINGS

STANDARD & POOR'S CORPORATION:

An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it



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normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and "B" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

MOODY'S INVESTORS SERVICE, INC.:

The following summarizes the six highest ratings used by Moody's for corporate debt. Bonds that are rated "Aaa" by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities. Bonds that are rated "A" by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated "Baa" by Moody's are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bond which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.




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DUFF & PHELPS, INC.:

The following summarizes the six highest long-term debt ratings by Duff & Phelps, Inc. ("Duff"). Debt rated "AAA" has the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" has a high credit quality and protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated "BBB" has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles. Debt rated "BB" is below investment-grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category. Debt rated "B" is below investment-grade and possesses risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade. To provide more detailed indications of credit quality, the ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within this major rating category.

FITCH IBCA:

The following summarizes the six highest long-term debt ratings by Fitch IBCA(except for "AAA" ratings, plus(+) or minus (-) signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated "AAA" are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated "AA" are considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+." Bonds rated as "A" are considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated "BBB" are considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below investment-grade is higher than for bonds with higher ratings. Bonds rated "BBB" are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated "B" are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.




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THOMPSON BANKWATCH, INC.:

The following summarizes the six highest long-term debt ratings by Thompson BankWatch, Inc. ("Thompson"). "AAA" is the highest category and indicates that the ability to repay principal and interest on a timely basis is very high. "AA" is the second highest category and indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. "A" is the third highest category and indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. "BBB" is the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. While not investment-grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issuer rated "B" show a higher degree of uncertainty and therefore greater likelihood of default that higher rated issuers. Adverse developments could well negatively affect the payment of interest and principal on a timely basis. Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed.





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